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                           MFS(R) MUNICIPAL BOND FUND

                      Supplement to the Current Prospectus


The description of portfolio manager under the "Management of the Fund Investment Adviser" section is hereby revised as follows: Effective March 4, 1998, Geoffrey L. Schechter is the portfolio manager of the Fund. Mr. Schechter, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since 1993. Prior to 1993, Mr. Schechter was a Senior Investment Analyst at Liberty Mutual Insurance Company.

                 The date of this Supplement is March 4, 1998.